UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2024

NOVAVAX, INC.
(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Quince Orchard Road
Gaithersburg, Maryland 20878
(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 22, 2024, the Board of Directors of Novavax, Inc. (the “Company”) adopted the Amended and Restated By-Laws of Novavax, Inc. (the “Amended and Restated By-Laws”), which reduced the quorum required for the transaction of business at stockholder meetings from the holders of a majority of the shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), issued and outstanding and entitled to vote at a meeting to holders of one-third (33 1/3%) of the shares of Common Stock issued and outstanding and entitled to vote at such meeting (the “Quorum Requirement”). The Company has encountered difficulties reaching a quorum in the past due to the size and dispersed nature of the Company’s stockholder base and the decision of many brokerage firms to eliminate discretionary voting even for “routine matters.” Reducing the Quorum Requirement reduces the risk of failing to achieve the required quorum for any stockholder meetings, which failure has required and would require the Company to adjourn such meetings and therefore cause the Company to incur additional costs, such as additional virtual meeting host costs and proxy solicitation costs, and suffer other potential disruptions to its business and distraction for management.

The foregoing description of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference..

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	NVAX 8-K (Exhibit 3.1)- Amended and Restated By-Laws
104	Cover Page Interactive Data File (formatted as Inline XBRL).

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

Date: April 26, 2024	By:	/s/ Mark J. Casey
	Name:	Mark J. Casey
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary